SUPPLEMENT DATED DECEMBER 27, 2011

TO THE PROSPECTUS

Columbia Large-Cap Growth Equity Strategy Fund

(the “ETF”)

This supplement updates the Prospectus of the ETF, dated February 28, 2011, as revised September 30, 2011, as follows:

The ETF will measure performance against both the Russell 1000 Growth Index and the S&P 500 Index. The table showing the Average Annual Total Returns for the ETF appearing in the ETF’s prospectus is hereby superseded and replaced in its entirety with the following:

Average Annual Total Returns (for the period ended December 31, 2010)	One Year	Since Inception (10/2/09)
Return Before Taxes	14.68%	18.83%
Return After Taxes on Distributions	14.68%	18.66%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	15.95%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	22.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	19.74%

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.